Exhibit 99.1

RESIGNATION

Sonterra Resources, Inc.
523 N. Sam Houston Pkwy. E., Suite 175
Houston, TX 77060
Attention:  Board of Directors

Please be advised that the undersigned does hereby resign from the Board of Directors of Sonterra Resources, Inc., effective as of the close of business on Friday, March 20, 2009.

Sincerely,

By:	/s/ Robert Terry Gill
Robert Terry Gill